[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and is the type that the registrant customarily and actually treats as private and confidential. Amendment No.1 to Patent Purchase Agreement This Amendment No.1 to the Patent Purchase Agreement between QIAGEN Sciences, LLC (“Qiagen Sciences”), QIAGEN GmbH and Isoplexis Corporation dated May 12, 2021 is entered into this June 10, 2022 . WHEREAS, SELLER and BUYER entered into a Patent Purchase Agreement dated May 12, 2021 (the “Agreement”); WHEREAS, subsequent to the execution of the Agreement it was discovered that certain patent assets were inadvertently omitted from Schedule 1 of the Agreement; and WHEREAS, the Parties mutually agree to amend Schedule 1 to add the inadvertently omitted patent assets. NOW THEREFORE, the Parties hereby agree as follows: 1. Schedule 1 of the Agreement is revised to add the following patents and patent applications: [***] 2. The Parties agree that the assignment of the patents and applications added to Schedule 1 by this Amendment was effective as of the Assignment Date pursuant to § 2.1 in the Agreement. 3. The Parties agree that the last day to pay the [***] maintenance fee for [***] is [***]. If IsoPlexis pays the [***] maintenance fee for [***] at any point in time or otherwise effects the maintenance of [***] or of any remaining rights derived therefrom beyond [***], then IsoPlexis will pay Qiagen Sciences a one- time milestone payment of [***] within [***] days (a) of paying said maintenance fee or (b) after [***], whatever date is earlier. For the avoidance of doubt, provided that no remaining rights derived from [***] exist, no milestone payment shall be paid if: (a) [***] ultimately expires for non-payment of the [***] maintenance fee; or (b) Seller or a third party pays the [***] maintenance fee for [***], provided IsoPlexis expressly abandons [***] within [***] days of becoming aware of such payment; or (c) IsoPlexis pays the [***] maintenance fee for [***], provided IsoPlexis expressly abandons [***] within [***] days of making such payment:

4. Except as expressly provided in this Amendment No.1 , all other terms, conditions, and provisions of the Agreement shall continue in full force and effect as provided therein. 5. All capitalized terms that are not defined herein shall have the same meaning as ascribed to them in the Agreement. IN WITNESS WHEREOF, BUYER and SELLER have entered into this Amendment No.1 effective as of the date first set forth above. QIAGEN SCIENCES LLC ISOPLEXIS CORPORATION By: [***] By: /s/ Sean Mackay Print Name: [***] Print Name: Sean Mackay Title: [***] Title: CEO QIAGEN GmbH By: [***] Print Name: [***] Title: [***]